UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2011

EDGEN MURRAY II, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	333-165298-01	20-8864225
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18444 Highland Road

Baton Rouge, LA 70809

(225) 756-9868

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Edgen Murray II, L.P.’s (the “Company”) selected consolidated financial information as of September 30, 2011 and December 31, 2010 and for the three and nine months ended September 30, 2011 and September 30, 2010, and selected other financial information at September 30, 2011, December 31, 2010 and September 30, 2010, is as follows:

(Unaudited—in millions)

Selected Consolidated Statement of Operations Information

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Sales	$244.8	$174.2	$653.0	$454.4
Operating expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	207.8	149.2	553.1	386.9
Selling, general and administrative expense, net of service fee income	20.8	15.3	55.4	50.5
Depreciation and amortization expense	5.3	5.1	15.9	15.1
Impairment of goodwill	—	—	—	62.8

Total operating expenses	233.9	169.6	624.4	515.3

Income (loss) from operations	$10.9	$4.6	$28.6	$(60.9)

Net loss	$(4.3)	$(4.9)	$(18.1)	$(87.2)

Selected Liquidity and Capital Resources Information

	September 30,	December 31,
	2011	2010
Cash and cash equivalents	$11.9	$62.5
Accrued interest	12.2	26.3

Long-term debt and capital lease:
Edgen Murray Corporation Senior Secured Notes	$461.8	$461.3
Asset Based Loan Facility (“ABL Facility”)	—	—
Edgen Murray FZE Facility (“FZE Facility”)	—	—
Capital lease	18.4	18.5

Total long-term debt and capital lease	$480.2	$479.8

Borrowing availability:
ABL Facility	$101.7	$80.8
FZE Facility	6.2	11.1

Total borrowing availability	$107.9	$91.9

Selected Consolidated Statement of Cash Flows Information

	Nine Months Ended
	September 30,
	2011	2010
Cash flows (used in) provided by operating activities	$(55.1)	$1.7
Cash flows provided by (used in) investing activities	3.9	(23.3)
Purchases of property, plant, and equipment	(2.4)	(9.6)
Cash flows provided by (used in) financing activities	1.2	(5.3)

Other Financial Information

	September 30,	December 31,	September 30,
	2011	2010	2010
Sales backlog (end of period)	$412	$210	$168

Conference Call

A conference call to discuss the financial results of the Company for the three and nine months ended September 30, 2011 will be held on Tuesday, November 22, 2011, at 11 a.m. Eastern time (10:00 a.m. Central time).

Interested parties in the United States may dial 1-877-317-6789. Additionally, interested parties in Canada may dial 1-866-605-3852, and international parties may dial 1-412-317-6789, to listen live to the conference call.

A replay of the teleconference (conference number 10006694) will be available in the United States by dialing 1-877-344-7529 and international parties may dial 1-412-317-0088. A replay of the teleconference will also be available at the Company’s website, www.edgenmurray.com, and will remain available for seven days following the date the replay is posted.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2011	EDGEN MURRAY II, L.P.

	By:	/s/ David L. Laxton, III
Name: David L. Laxton, III
Title: Chief Financial Officer

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